Exhibit 99.2

Equity Commonwealth
Supplemental Operating
and Financial Data

Fourth Quarter 2018

Corporate Headquarters	Investor Relations
Two North Riverside Plaza	Sarah Byrnes
Suite 2100	(312) 646-2801
Chicago, IL 60606	ir@eqcre.com
(312) 646-2800	www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	8
Same Property Results of Operations	10
Calculation of EBITDA, EBITDAre, and Adjusted EBITDAre	11
Calculation of Funds From Operations (FFO) and Normalized FFO	12
Debt Summary	13
Debt Maturity Schedule	14
Leverage Ratios, Coverage Ratios and Public Debt Covenants	15
Acquisitions and Dispositions	16

Portfolio Information
Property Detail	17
Leasing Summary	18
Same Property Leasing Summary	19
Capital Summary - Expenditures & Same Property Leasing Commitments	20
Tenants Representing 1.5% or More of Annualized Rental Revenue	21
Same Property Lease Expiration Schedule	22
Disposed Property Detail	23

Additional Support
Common & Potential Common Shares	24
Definitions	25

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws, including, but not limited to, statements pertaining to our capital resources, portfolio performance, results of operations or anticipated market conditions. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Any forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the sections entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

Regulation FD Disclosures

We intend to use any of the following to comply with our disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or our website. We routinely post important information on our website at www.eqcre.com, including information that may be deemed to be material. We encourage investors and others interested in the company to monitor these distribution channels for material disclosures.

COMPANY PROFILE AND INVESTOR INFORMATION

Equity Commonwealth (NYSE: EQC) is a Chicago based, internally managed and self-advised real estate investment trust (REIT) with commercial office properties in the United States.

Same Property Statistics
No. of
Properties	Sq. Feet	% Leased	% Commenced
10	5,120	94.8%	91.2%

Senior Unsecured Debt Ratings	NYSE Trading Symbols
Moody's: Baa2	Common Stock: EQC
Standard & Poor's: BBB-	Preferred Stock Series D: EQCPD

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Kenneth Shea
James S. Corl	Peter Linneman (Lead Independent Trustee)	Gerald A. Spector
Martin L. Edelman	James L. Lozier, Jr.	James A. Star
Edward A. Glickman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

Adam S. Markman	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
JMP Securities	Mitch Germain	(212) 906-3546	mgermain@jmpsecurities.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com

Debt Research Coverage (1)
J.P.Morgan	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com
Wells Fargo Securities	Thierry Perrein	(704) 410-3262	thierry.perrein@wellsfargo.com

Rating Agencies (1)
Moody's Investors Service	Lori Marks	(212) 553-1098	lori.marks@moodys.com
Standard & Poor's	Fernanda Hernandez	(212) 438-1347	fernanda.hernandez@spglobal.com

Certain terms are defined in the definitions section of this document.

(1)
Any opinions, estimates or forecasts regarding EQC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts and agencies above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

KEY FINANCIAL DATA
(amounts in thousands, except per share data)

	As of and for the Three Months Ended
	12/31/2018		9/30/2018		6/30/2018		3/31/2018		12/31/2017
OPERATING INFORMATION
Ending property count (1)	10		11		13		13		16
Ending square footage (1)(2)	5,120		5,410		6,341		6,344		8,706
Percent leased (1)	94.8%		94.0%		89.8%		88.6%		91.9%
Percent commenced (1)	91.2%		91.3%		87.7%		83.5%		89.2%
Net income (loss) attributable to EQC common shareholders	$13,420		$30,767		$35,036		$185,602		$(23,558)
Adjusted EBITDAre (3)	34,154		30,454		30,561		31,417		37,309
SAME PROPERTY OPERATING INFORMATION
Ending square footage	5,120		5,120		5,125		5,128		5,128
Percent leased	94.8%		93.7%		91.3%		89.9%		90.6%
Percent commenced	91.2%		90.8%		89.3%		85.9%		86.4%
Same Property NOI (3)	26,093		25,536		25,406		24,758		24,325
Same Property Cash Basis NOI (3)	25,034		24,377		24,259		23,628		23,090
Same Property NOI margin	61.9%		60.8%		62.8%		63.2%		63.2%
Same Property Cash Basis NOI margin	60.9%		59.6%		61.7%		62.1%		62.0%
SHARES OUTSTANDING AND PER SHARE DATA (4)
Shares Outstanding at End of Period
Common stock outstanding - basic (5)	121,572		121,483		121,483		121,457		124,218
Dilutive restricted share units (RSUs), Operating Partnership Units, and LTIP Units(4)	1,809		1,414		1,235		1,377		673
Dilutive Series D Convertible Preferred Shares Outstanding(6)	—		—		—		2,363		—
Preferred Stock Outstanding (6)	4,915		4,915		4,915		4,915		4,915
Weighted Average Shares Outstanding - GAAP
Basic (5)	121,749		121,845		121,822		123,867		124,293
Diluted (5)	123,376		122,851		122,649		127,097		124,293
Distributions Declared Per Common Share	$—		$2.50		$—		$—		$—
BALANCE SHEET
Total assets	$3,530,772		$3,813,728		$3,776,874		$4,137,306		$4,236,945
Total liabilities	346,774		644,217		334,565		735,827		936,450
ENTERPRISE VALUE
Total debt (book value)	$274,955		$279,901		$280,012		$678,527		$848,578
Less: Cash and cash equivalents	(2,400,803)		(2,673,328)		(2,507,117)		(2,837,671)		(2,351,693)
Plus: Market value of preferred shares	124,109		128,451		127,943		127,746		129,462
Plus: Market value of diluted common shares	3,698,580		3,943,753		3,865,605		3,767,312		3,810,414
Total enterprise value	$1,696,841		$1,678,777		$1,766,443		$1,735,914		$2,436,761
RATIOS
Net debt / enterprise value	(125.3)%		(142.6)%		(126.1)%		(124.4)%		(61.7)%
Net debt / annualized adjusted EBITDAre (3)	(15.6	)x	(19.6	)x	(18.2	)x	(17.2	)x	(10.1	)x
Adjusted EBITDAre (3) / interest expense	6.8	x	6.0	x	4.8	x	3.1	x	3.5	x

(1)	Excludes properties classified as held for sale and land parcels.
(2)	Changes in total square footage result from property dispositions, reclassifications, and remeasurement.
(3)	Non-GAAP financial measures are defined and reconciled to the most directly comparable GAAP measure, herein.
(4)
Restricted share units (RSUs) and LTIP Units are equity awards that contain both service and market-based vesting components. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and LTIP Units and their impact on weighted average shares outstanding.

(5)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.
(6)
As of December 31, 2018, we had 4,915 series D preferred shares outstanding that were convertible into 2,563 common shares. The series D preferred shares are dilutive for GAAP EPS for the three months ended March 31, 2018, and are anti-dilutive for GAAP EPS for all other periods presented. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.

CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	December 31, 2018	December 31, 2017
ASSETS
Real estate properties:
Land	$135,142	$191,775
Buildings and improvements	1,004,500	1,555,836
	1,139,642	1,747,611
Accumulated depreciation	(375,968)	(450,718)
	763,674	1,296,893
Assets held for sale	—	97,688
Acquired real estate leases, net	275	23,847
Cash and cash equivalents	2,400,803	2,351,693
Marketable securities	249,602	276,928
Restricted cash	3,298	8,897
Rents receivable, net of allowance for doubtful accounts of $4,974 and $4,771, respectively	51,089	93,436
Other assets, net	62,031	87,563
Total assets	$3,530,772	$4,236,945

LIABILITIES AND EQUITY
Senior unsecured debt, net	$248,473	$815,984
Mortgage notes payable, net	26,482	32,594
Liabilities related to properties held for sale	—	1,840
Accounts payable, accrued expenses and other	62,368	74,956
Rent collected in advance	9,451	11,076
Total liabilities	$346,774	$936,450

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6 1/2% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 121,572,155 and 124,217,616 shares issued and outstanding, respectively	1,216	1,242
Additional paid in capital	4,305,974	4,380,313
Cumulative net income	2,870,974	2,596,259
Cumulative other comprehensive loss	(342)	(95)
Cumulative common distributions	(3,420,548)	(3,111,868)
Cumulative preferred distributions	(693,736)	(685,748)
Total shareholders' equity	3,182,801	3,299,366
Noncontrolling interest	1,197	1,129
Total equity	$3,183,998	$3,300,495
Total liabilities and equity	$3,530,772	$4,236,945

ADDITIONAL BALANCE SHEET INFORMATION
(amounts in thousands)

	December 31, 2018	December 31, 2017
Additional Balance Sheet Information

Straight-line rents receivable, net of allowance for doubtful accounts	$47,393	$87,190
Accounts receivable, net of allowance for doubtful accounts	3,696	6,246
Rents receivable, net of allowance for doubtful accounts	$51,089	$93,436

Capitalized lease incentives, net	$4,308	$6,508
Deferred financing fees, net	—	1,749
Deferred leasing costs, net	51,123	63,539
Other	6,600	15,767
Other assets, net	$62,031	$87,563

Accounts payable	$2,932	$5,175
Accrued interest	4,432	7,517
Accrued taxes	13,228	28,015
Accrued capital expenditures	13,540	7,168
Accrued leasing costs	6,181	3,630
Assumed real estate lease obligations, net	117	1,001
Security deposits	4,137	4,735
Other accrued liabilities	17,801	17,715
Accounts payable, accrued expenses and other	$62,368	$74,956

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
Revenues:
Rental income	$31,527	$54,672	$144,425	$270,320
Tenant reimbursements and other income	11,398	16,951	52,597	70,251
Total revenues	$42,925	$71,623	$197,022	$340,571

Expenses:
Operating expenses	$15,539	$30,674	$79,916	$141,425
Depreciation and amortization	10,830	18,738	49,041	90,708
General and administrative	8,973	12,033	44,439	47,760
Loss on asset impairment	—	—	12,087	19,714
Total expenses	$35,342	$61,445	$185,483	$299,607

Operating income	$7,583	$10,178	$11,539	$40,964

Interest and other income, net	15,741	8,393	46,815	26,380
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $548, $789, $2,553 and $3,135, respectively)	(5,035)	(10,796)	(26,585)	(52,183)
Loss on early extinguishment of debt	(719)	(227)	(7,122)	(493)
(Loss) gain on sale of properties, net	(1,608)	(29,172)	251,417	15,498
Income (loss) before income taxes	15,962	(21,624)	276,064	30,166
Income tax (expense) benefit	(540)	55	(3,156)	(500)
Net income (loss)	$15,422	$(21,569)	$272,908	$29,666
Net (income) loss attributable to noncontrolling interest	(5)	8	(95)	(10)
Net income (loss) attributable to Equity Commonwealth	$15,417	$(21,561)	$272,813	$29,656
Preferred distributions	(1,997)	(1,997)	(7,988)	(7,988)
Net income (loss) attributable to Equity Commonwealth common shareholders	$13,420	$(23,558)	$264,825	$21,668

Weighted average common shares outstanding — basic (1)	121,749	124,293	122,314	124,125
Weighted average common shares outstanding — diluted (1)	123,376	124,293	123,385	125,129

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$0.11	$(0.19)	$2.17	$0.17
Diluted	$0.11	$(0.19)	$2.15	$0.17

(1)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(amounts in thousands)

	Three Months Ended
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental income	$31,527	$34,138	$35,211	$43,549	$54,672
Tenant reimbursements and other income	11,398	12,735	13,425	15,039	16,951
Operating expenses	(15,539)	(20,257)	(19,521)	(24,599)	(30,674)
NOI	$27,386	$26,616	$29,115	$33,989	$40,949
Straight line rent adjustments	(986)	(1,435)	(1,022)	(1,528)	(1,938)
Lease value amortization	(22)	(4)	(18)	98	295
Lease termination fees	(19)	(395)	(1,557)	(965)	(942)
Cash Basis NOI	$26,359	$24,782	$26,518	$31,594	$38,364
Cash Basis NOI from non-same properties (1)	(1,325)	(405)	(2,259)	(7,966)	(15,274)
Same Property Cash Basis NOI	$25,034	$24,377	$24,259	$23,628	$23,090
Non-cash rental income and lease termination fees from same properties	1,059	1,159	1,147	1,130	1,235
Same Property NOI	$26,093	$25,536	$25,406	$24,758	$24,325

Reconciliation of Same Property NOI to GAAP Operating Income:
Same Property NOI	$26,093	$25,536	$25,406	$24,758	$24,325
Non-cash rental income and termination fees from same properties	(1,059)	(1,159)	(1,147)	(1,130)	(1,235)
Same Property Cash Basis NOI	$25,034	$24,377	$24,259	$23,628	$23,090
Cash Basis NOI from non-same properties (1)	1,325	405	2,259	7,966	15,274
Cash Basis NOI	$26,359	$24,782	$26,518	$31,594	$38,364
Straight line rent adjustments	986	1,435	1,022	1,528	1,938
Lease value amortization	22	4	18	(98)	(295)
Lease termination fees	19	395	1,557	965	942
NOI	$27,386	$26,616	$29,115	$33,989	$40,949
Depreciation and amortization	(10,830)	(11,287)	(13,021)	(13,903)	(18,738)
General and administrative	(8,973)	(10,905)	(11,222)	(13,339)	(12,033)
Loss on asset impairment	—	—	—	(12,087)	—
Operating Income (Loss)	$7,583	$4,424	$4,872	$(5,340)	$10,178

Same Property capitalized external legal costs(2)	$—	$14	$53	$100	$213

(1)	Cash Basis NOI from non-same properties for all periods presented includes the operations of properties disposed or classified as held for sale and land parcels.
(2)
We currently capitalize external legal costs incurred when we enter into leases. Beginning in 2019, these external legal leasing costs will be expensed in our financial statements as an operating expense and will result in a reduction to our Cash Basis NOI, NOI and operating income.  We do not intend to recast the comparative prior periods presented when we adopt the new lease accounting standards.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(amounts in thousands)

	For the Year Ended December 31,
	2018	2017
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental income	$144,425	$270,320
Tenant reimbursements and other income	52,597	70,251
Operating expenses	(79,916)	(141,425)
NOI	$117,106	$199,146
Straight line rent adjustments	(4,971)	(14,425)
Lease value amortization	54	1,774
Lease termination fees	(2,936)	(4,944)
Cash Basis NOI	$109,253	$181,551
Cash Basis NOI from non-same properties (1)	(11,955)	(94,487)
Same Property Cash Basis NOI	$97,298	$87,064
Non-cash rental income and lease termination fees from same properties	4,495	11,350
Same Property NOI	$101,793	$98,414

Reconciliation of Same Property NOI to GAAP Operating Income:
Same Property NOI	$101,793	$98,414
Non-cash rental income and lease termination fees from same properties	(4,495)	(11,350)
Same Property Cash Basis NOI	$97,298	$87,064
Cash Basis NOI from non-same properties (1)	11,955	94,487
Cash Basis NOI	$109,253	$181,551
Straight line rent adjustments	4,971	14,425
Lease value amortization	(54)	(1,774)
Lease termination fees	2,936	4,944
NOI	$117,106	$199,146
Depreciation and amortization	(49,041)	(90,708)
General and administrative	(44,439)	(47,760)
Loss on asset impairment	(12,087)	(19,714)
Operating Income	$11,539	$40,964

Same Property capitalized external legal costs(2)	$167	$590

(1)	Cash Basis NOI from non-same properties for all periods presented includes the operations of properties disposed or classified as held for sale and land parcels.
(2)
We currently capitalize external legal costs incurred when we enter into leases. Beginning in 2019, these external legal leasing costs will be expensed in our financial statements as an operating expense and will result in a reduction to our Cash Basis NOI, NOI and operating income.  We do not intend to recast the comparative prior periods presented when we adopt the new lease accounting standards.

SAME PROPERTY RESULTS OF OPERATIONS
(dollars and square feet in thousands)

	As of and for the Three Months Ended December 31,			As of and for the Year Ended December 31,
	2018	2017	% Change	2018	2017	% Change
Properties	10	10		10	10
Square Feet (1)	5,120	5,128		5,120	5,128
% Leased	94.8%	90.6%	4.2%	94.8%	90.6%	4.2%
% Commenced	91.2%	86.4%	4.8%	91.2%	86.4%	4.8%

Rental income	$30,127	$27,837	8.2%	$116,864	$104,755	11.6%
Tenant reimbursements and other income	10,955	9,427	16.2%	42,445	39,207	8.3%
Straight line rent adjustment	1,011	862		4,280	9,163
Lease value amortization	29	8		53	22
Lease termination fees	19	365		162	2,165
Total revenue	42,141	38,499	9.5%	163,804	155,312	5.5%
Operating expenses	(16,048)	(14,174)	13.2%	(62,011)	(56,898)	9.0%
NOI	$26,093	24,325	7.3%	101,793	98,414	3.4%
NOI Margin	61.9%	63.2%		62.1%	63.4%

Straight line rent adjustment	(1,011)	(862)		(4,280)	(9,163)
Lease value amortization	(29)	(8)		(53)	(22)
Lease termination fees	(19)	(365)		(162)	(2,165)
Cash Basis NOI	25,034	23,090	8.4%	97,298	87,064	11.8%
Cash Basis NOI Margin	60.9%	62.0%		61.1%	60.5%

Same Property capitalized external legal costs(2)	$—	$213		$167	$590

(1)	The change in total square footage results from remeasurement.
(2)
We currently capitalize external legal costs incurred when we enter into leases. Beginning in 2019, these external legal leasing costs will be expensed in our financial statements as an operating expense and will result in a reduction to our Cash Basis NOI, NOI and operating income.  We do not intend to recast the comparative prior periods presented when we adopt the new lease accounting standards.

CALCULATION OF EBITDA, EBITDAre, AND ADJUSTED EBITDAre
(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
Net income (loss)	$15,422	$(21,569)	$272,908	$29,666
Interest expense	5,035	10,796	26,585	52,183
Income tax expense (benefit)	540	(55)	3,156	500
Depreciation and amortization	10,830	18,738	49,041	90,708
EBITDA	$31,827	$7,910	$351,690	$173,057
Loss on asset impairment	—	—	12,087	19,714
Loss (gain) on sale of properties, net	1,608	29,172	(251,417)	(15,498)
EBITDAre	$33,435	$37,082	$112,360	$177,273
Loss on early extinguishment of debt	719	227	7,122	493
Loss on sale of real estate mortgage receivable	—	—	2,117	—
Loss on sale of securities	—	—	4,987	—
Adjusted EBITDAre	$34,154	$37,309	$126,586	$177,766

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(amounts in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
Calculation of FFO
Net income (loss)	$15,422	$(21,569)	$272,908	$29,666
Real estate depreciation and amortization	10,518	18,442	47,816	89,519
Loss on asset impairment	—	—	12,087	19,714
Loss (gain) on sale of properties, net	1,608	29,172	(251,417)	(15,498)
FFO attributable to Equity Commonwealth	27,548	26,045	81,394	123,401
Preferred distributions	(1,997)	(1,997)	(7,988)	(7,988)
FFO attributable to EQC common shareholders and unitholders	$25,551	$24,048	$73,406	$115,413

Calculation of Normalized FFO
FFO attributable to EQC common shareholders and unitholders	$25,551	$24,048	$73,406	$115,413
Lease value amortization	(22)	295	54	1,774
Straight line rent adjustments	(986)	(1,938)	(4,971)	(14,425)
Loss on early extinguishment of debt	719	227	7,122	493
Loss on sale of securities	—	—	4,987	—
Loss on sale of real estate mortgage receivable	—	—	2,117	—
Income taxes related to gains on property sales	228	—	2,726	—
Normalized FFO attributable to EQC common shareholders and unitholders	$25,490	$22,632	$85,441	$103,255

Weighted average common shares and units outstanding -- basic (1)	121,794	124,336	122,358	124,163
Weighted average common shares and units outstanding -- diluted (1)	123,421	124,932	123,429	125,129
FFO attributable to EQC common shareholders and unitholders per share and unit -- basic	$0.21	$0.19	$0.60	$0.93
FFO attributable to EQC common shareholders and unitholders per share and unit -- diluted	$0.21	$0.19	$0.59	$0.92
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- basic	$0.21	$0.18	$0.70	$0.83
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- diluted	$0.21	$0.18	$0.69	$0.83

(1)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the three months and year ended December 31, 2018, include 45 and 44 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only). Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the three months and year ended December 31, 2017, include 43 and 38 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only). Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares and units outstanding.

DEBT SUMMARY
As of December 31, 2018
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Open at Par Date	Due at Maturity	Years to Maturity
Unsecured Debt:
Unsecured Fixed Rate Debt:
5.875% Senior Unsecured Notes Due 2020	5.88%	$250,000	9/15/2020	3/15/2020	$250,000	1.7

Secured Debt:
Secured Fixed Rate Debt:
206 East 9th Street	5.69%	$26,000	1/5/2021	7/5/2020	$24,836	2.0

Total / weighted average (1)	5.86%	$276,000			$274,836	1.7

(1)	Total debt outstanding as of December 31, 2018, including net unamortized premiums, discounts, and deferred financing fees was $274,955.

DEBT MATURITY SCHEDULE
(dollars in thousands)

Scheduled Principal Payments During Period
Year	Unsecured Fixed Rate Debt	Secured Fixed Rate Debt	Total		Weighted Average Interest Rate
2019	$—	$567	$567		5.7%
2020	250,000	597	250,597		5.9%
2021	—	24,836	24,836		5.7%
Thereafter	—	—	—		—%
Total	$250,000	$26,000	$276,000	(1)	5.9%

Percent	90.6%	9.4%	100.0%

(1)	Total debt outstanding as of December 31, 2018, including net unamortized premiums, discounts, and deferred financing fees was $274,955.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS
(dollars in thousands)

	As of and for the Three Months Ended
	12/31/2018		9/30/2018	6/30/2018	3/31/2018	12/31/2017
Leverage Ratios
Total debt / total assets	7.8%		7.3%	7.4%	16.4%	20.0%
Total debt / total market capitalization	6.7%		6.4%	6.6%	14.8%	17.7%
Total debt + preferred stock / total market capitalization	9.7%		9.4%	9.5%	17.6%	20.4%
Total debt / annualized adjusted EBITDAre (1)	2.0	x	2.3x	2.3x	5.4x	5.7x
Total debt + preferred stock / annualized adjusted EBITDAre (1)	2.9	x	3.4x	3.3x	6.4x	6.6x
Net debt / enterprise value	(125.3)%		(142.6)%	(126.1)%	(124.4)%	(61.7)%
Net debt + preferred stock / enterprise value	(118.0)%		(134.9)%	(118.8)%	(117.0)%	(56.4)%
Net debt / annualized adjusted EBITDAre (1)	(15.6	)x	(19.6)x	(18.2)x	(17.2)x	(10.1)x
Net debt + preferred stock / annualized adjusted EBITDAre (1)	(14.7	)x	(18.6)x	(17.2)x	(16.2)x	(9.2)x
Secured debt / total assets	0.8%		0.8%	0.8%	0.8%	0.8%
Variable rate debt / total debt	—%		—%	—%	59.0%	47.1%
Variable rate debt / total assets	—%		—%	—%	9.7%	9.4%

Coverage Ratios
Adjusted EBITDAre / interest expense (1)	6.8	x	6.0x	4.8x	3.1x	3.5x
Adjusted EBITDAre / interest expense + preferred distributions (1)	4.9	x	4.3x	3.7x	2.6x	2.9x

Public Debt Covenants
Debt / adjusted total assets (2) (maximum 60%)	7.2%		6.8%	6.8%	15.2%	18.2%
Secured debt / adjusted total assets (2) (maximum 40%)	0.7%		0.8%	0.8%	0.7%	0.7%
Consolidated income available for debt service / debt service (minimum 1.5x)	6.2	x	4.6x	4.6x	2.8x	3.3x
Total unencumbered assets (2) / unsecured debt (minimum 150% / 200%)	1,520%		1,629%	1,624%	681%	553%

(1)	Refer to the calculation of EBITDA, EBITDAre and Adjusted EBITDAre for a reconciliation of these measures to Net income.
(2)
Adjusted total assets and total unencumbered assets includes original cost of real estate assets plus capital improvements, both calculated in accordance with GAAP, and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment write downs, if any.

ACQUISITIONS AND DISPOSITIONS
(dollars in thousands)

Acquisitions
None

Dispositions
Property/Portfolio	City	State	No. of Properties	Sq. Feet (1)	% Leased(1)	Gross Sales Price	Net Book Value (1)	Annualized Rental Revenue (1)
1600 Market Street	Philadelphia	PA	1	825,968	84.7%	$160,000	$76,066	$19,219
600 West Chicago Avenue (2)	Chicago	IL	1	1,561,477	99.2%	510,000	343,111	53,193
5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	248,493	100.0%	115,186	52,323	7,601
Total Q1 Dispositions			3	2,635,938	94.7%	$785,186	$471,500	$80,013

1601 Dry Creek Drive	Longmont	CO	1	552,865	100.0%	$68,500	$24,786	$9,115
Total Q2 Dispositions			1	552,865	100.0%	$68,500	$24,786	$9,115

777 East Eisenhower Parkway	Ann Arbor	MI	1	290,530	39.8%	$29,500	$21,652	$2,989
8750 Bryn Mawr Avenue (3)	Chicago	IL	1	636,078	95.5%	141,000	91,873	17,041
Total Q3 Dispositions			2	926,608	78.0%	$170,500	$113,525	$20,030

97 Newberry Road	East Windsor	CT	1	289,386	100.0%	$7,100	$7,741	1,923
Total Q4 Dispositions			1	289,386	100.0%	$7,100	$7,741	$1,923

Total Disposed Year-to-Date			7	4,404,797	92.2%	$1,031,286	$617,552	$111,081
The dispositions above resulted in a net (loss) gain on sale of properties of $(1.6) million and $251.4 million for the three months and year ended December 31, 2018, respectively.

(1)	As of the quarter-ended preceding each sale.
(2)	Proceeds from the sale of 600 West Chicago Avenue were approximately $488 million after credits for capital, contractual lease costs, and rent abatement.
(3)	Proceeds from the sale of 8750 Bryn Mawr Avenue were approximately $120 million after credits for capital, contractual lease costs, and rent abatement.

PROPERTY DETAIL
As of December 31, 2018
(sorted by annualized rental revenue, dollars in thousands)

Same Property Portfolio(1)
Property		City, State	Type	No. of Buildings	Sq. Feet	% Leased	% Comm-enced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	1735 Market Street (3)	Philadelphia, PA	Office	1	1,286,936	92.8%	83.4%	$37,313	$328,519	$192,094	1998	1990
2	1225 Seventeenth Street	Denver, CO	Office	1	695,372	88.9%	85.3%	23,755	162,848	127,782	2009	1982
	(17th Street Plaza)
3	333 108th Avenue NE	Bellevue, WA	Office	1	435,406	99.3%	99.3%	21,771	153,527	120,410	2009	2008
	(Tower 333)
4	Bridgepoint Square	Austin, TX	Office	5	440,007	91.6%	90.3%	14,492	97,775	52,629	1997	1995
5	Research Park	Austin, TX	Flex	4	1,110,007	100.0%	98.9%	12,040	109,417	71,300	1998	1976
6	109 Brookline Avenue	Boston, MA	Office	1	285,556	94.6%	94.6%	11,187	47,804	25,951	1995	1915
7	1250 H Street, NW	Washington, D.C.	Office	1	196,490	89.7%	84.9%	8,936	75,069	41,686	1998	1992
8	600 108th Avenue NE	Bellevue, WA	Office	1	254,510	97.5%	93.7%	8,737	52,277	34,891	2004	2012
	(Bellevue Corporate Plaza)
9	206 East 9th Street	Austin, TX	Office	1	175,510	92.0%	92.0%	7,833	51,351	44,278	2012	1984
	(Capitol Tower)
10	Georgetown-Green and Harris Buildings	Washington, D.C.	Office	2	240,475	100.0%	100.0%	6,911	61,055	52,653	2009	2006
	Total Same Properties			18	5,120,269	94.8%	91.2%	$152,975	$1,139,642	$763,674	2001	1985

	Same Property NOI & Cash Basis NOI Composition			Q4 2018 NOI	% of NOI	Q4 2018 Cash Basis NOI	% of Cash Basis NOI
	Top 5 Properties			$18,163	69.6%	$16,906	67.5%
	All other properties (5 properties)			7,930	30.4%	8,128	32.5%
	Total (10 properties)			$26,093	100.0%	$25,034	100.0%

(1)	Excludes properties disposed prior to January 1, 2019.
(2)	Weighted based on square feet.
(3)
On January 29, 2019, certain of our subsidiaries entered into a contract to sell 100% of the equity interests in the fee simple owner of our 1,286,936 square foot property at 1735 Market Street, for a sales price of $451.6 million, excluding closing credits and closing costs. This transaction is subject to customary closing extensions and conditions, and there is no certainty that this transaction will close.

LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Properties (1)	10	11	13	13	16
Total square feet (1)(2)	5,120	5,410	6,341	6,344	8,706
Percentage leased	94.8%	94.0%	89.8%	88.6%	91.9%
Percentage commenced	91.2%	91.3%	87.7%	83.5%	89.2%

Total Leases
Square feet	173	563	292	117	248
Lease term (years)	7.0	14.4	9.4	7.8	11.5
Starting cash rent	$45.01	$47.36	$39.44	$36.29	$33.36
Percent change in cash rent (3)	10.0%	(1.2)%	10.4%	2.8%	6.8%
Percent change in GAAP rent (3)	22.5%	11.0%	23.6%	10.8%	19.0%
Total TI & LC per square foot (4)	$46.00	$118.03	$59.54	$59.23	$36.91
Total TI & LC per sq. ft. per year of lease term (4)	$6.60	$8.22	$6.36	$7.56	$3.20

Renewal Leases
Square feet	93	1	103	71	171
Lease term (years)	6.7	5.0	5.2	7.2	13.4
Starting cash rent	$43.12	$67.85	$39.01	$36.93	$33.06
Percent change in cash rent (3)	6.5%	0.0%	12.0%	1.7%	6.2%
Percent change in GAAP rent (3)	19.4%	17.0%	20.2%	9.5%	20.7%
Total TI & LC per square foot (4)	$32.95	$2.50	$40.07	$55.07	$33.67
Total TI & LC per sq. ft. per year of lease term (4)	$4.95	$0.50	$7.75	$7.61	$2.52

New Leases
Square feet	80	562	189	46	77
Lease term (years)	7.3	14.4	11.6	8.7	7.5
Starting cash rent	$47.23	$47.32	$39.67	$35.34	$34.02
Percent change in cash rent (3)	18.8%	(1.2)%	9.6%	6.7%	9.0%
Percent change in GAAP rent (3)	30.3%	11.0%	25.5%	15.3%	13.4%
Total TI & LC per square foot (4)	$61.27	$118.28	$70.12	$65.55	$44.06
Total TI & LC per sq. ft. per year of lease term (4)	$8.35	$8.23	$6.03	$7.49	$5.88

The above leasing summary is based on leases executed during the periods indicated, and excludes leasing activity for assets during the quarter in which the asset was sold or classified as held for sale.

(1)	Excludes properties classified as held for sale and land parcels.
(2)	Changes in total square footage result from property dispositions, reclassifications, and remeasurement.
(3)
Percent change in GAAP and cash rent is a comparison of current rent, including tenant expense reimbursements, if any, to the rent, including tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. Cash rent is calculated before deducting any initial period free rent. New leasing in suites vacant longer than 2 years was excluded from the calculation.

(4)	Includes tenant improvements (TI) and leasing commissions (LC).

SAME PROPERTY LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Properties	10	10	10	10	10
Total square feet (1)	5,120	5,120	5,125	5,128	5,128
Percentage leased	94.8%	93.7%	91.3%	89.9%	90.6%
Percentage commenced	91.2%	90.8%	89.3%	85.9%	86.4%

Total Leases
Square feet	173	563	189	51	203
Lease term (years)	7.0	14.4	5.6	8.0	12.2
Starting cash rent	$45.01	$47.36	$42.47	$39.61	$34.56
Percent change in cash rent (2)	10.0%	(1.2)%	15.3%	4.0%	9.2%
Percent change in GAAP rent (2)	22.5%	11.0%	24.8%	10.4%	22.9%
Total TI & LC per square foot (3)	$46.00	$118.03	$47.97	$58.42	$34.02
Total TI & LC per sq. ft. per year of lease term (3)	$6.60	$8.22	$8.63	$7.32	$2.78

Renewal Leases
Square feet	93	1	91	34	159
Lease term (years)	6.7	5.0	5.2	9.4	14.0
Starting cash rent	$43.12	$67.85	$40.78	$40.27	$33.63
Percent change in cash rent (2)	6.5%	0.0%	15.6%	1.3%	7.2%
Percent change in GAAP rent (2)	19.4%	17.0%	23.5%	7.0%	22.1%
Total TI & LC per square foot (3)	$32.95	$2.50	$43.92	$70.44	$34.55
Total TI & LC per sq. ft. per year of lease term (3)	$4.95	$0.50	$8.45	$7.52	$2.47

New Leases
Square feet	80	562	98	17	44
Lease term (years)	7.3	14.4	5.9	5.3	6.0
Starting cash rent	$47.23	$47.32	$44.04	$38.31	$37.91
Percent change in cash rent (2)	18.8%	(1.2)%	14.9%	10.2%	26.8%
Percent change in GAAP rent (2)	30.3%	11.0%	26.0%	18.3%	28.9%
Total TI & LC per square foot (3)	$61.27	$118.28	$51.74	$34.90	$32.14
Total TI & LC per sq. ft. per year of lease term (3)	$8.35	$8.23	$8.78	$6.61	$5.34

The above leasing summary is based on leases executed during the periods indicated.

(1)	Changes in total square footage result from remeasurement.
(2)
Percent change in GAAP and cash rent is a comparison of current rent, including tenant expense reimbursements, if any, to the rent, including tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. Cash rent is calculated before deducting any initial period free rent. New leasing in suites vacant longer than 2 years was excluded from the calculation.

(3)	Includes tenant improvements (TI) and leasing commissions (LC).

CAPITAL SUMMARY
EXPENDITURES & SAME PROPERTY LEASING COMMITMENTS
(dollars and square feet in thousands)

CAPITAL SUMMARY	Three Months Ended
EXPENDITURES	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Tenant improvements	$11,078	$11,490	$13,773	$10,907	$6,410
Leasing costs	2,224	11,699	4,909	2,842	3,408
Building improvements (1)	1,936	2,223	2,936	1,951	5,311
Total capital expenditures	$15,238	$25,412	$21,618	$15,700	$15,129

Average square feet during period (2)	5,265	5,876	6,619	8,214	10,282

Building improvements per average total sq. ft. during period	$0.37	$0.38	$0.44	$0.24	$0.52

CAPITAL SUMMARY	Three Months Ended
SAME PROPERTY LEASING COMMITMENTS	December 31, 2018
	New Leases	Renewal Leases	Total
Square feet leased during the period	80	93	173
Total TI & LC (3)	$4,902	$3,064	$7,966
Total TI & LC per square foot (3)	$61.27	$32.95	$46.00
Weighted average lease term by square foot (years)	7.3	6.7	7.0
Total TI & LC per square foot per year of lease term (3)	$8.35	$4.95	$6.60

(1)	Tenant-funded capital expenditures are excluded.
(2)	Average square feet during each period includes properties held for sale at the end of each period.
(3)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 1.5% OR MORE OF ANNUALIZED RENTAL REVENUE
As of December 31, 2018
(square feet in thousands)

	Tenant	Square Feet (1)	% of Total Sq. Ft. (1)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Expedia, Inc.(2)	427	8.8%	13.9%	1.0
2	Flex Ltd.	1,051	21.6%	7.2%	11.0
3	Ballard Spahr LLP	219	4.5%	5.6%	11.1
4	Georgetown University(3)	240	4.9%	4.5%	0.8
5	Beth Israel Deaconess Medical Center, Inc.	117	2.4%	2.5%	4.8
6	Dana-Farber Cancer Institute, Inc.	77	1.6%	2.3%	6.0
7	BT Americas, Inc.	59	1.2%	2.0%	0.6
8	Equinor Energy Services, Inc.(4)	89	1.8%	1.8%	4.5
9	Aberdeen Asset Management, Inc	58	1.2%	1.7%	0.8
10	KPMG, LLP	66	1.4%	1.7%	4.1
11	Public Financial Management, Inc.	62	1.3%	1.6%	12.4
12	Sunoco, Inc.(5)	71	1.5%	1.5%	1.8
	Total	2,536	52.2%	46.3%	6.8

(1)
Square footage as of December 31, 2018 includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants.

(2)	During the third quarter of 2018, an affiliate of Amazon.com, Inc. entered into a new 16-year lease for 429,012 square feet, including all of the Expedia, Inc. space. The lease commences in 2020.
(3)
Georgetown University's leased space includes 111,600 square feet that are sublet to another tenant. During the fourth quarter of 2017, the other tenant committed to lease this space through September 30, 2037. The lease commences in 2019.

(4)	Formerly known as Statoil Oil & Gas LP.
(5)	67,063 square feet of Sunoco's space has been leased by other tenants with a weighted-average expiration in mid-2026. These leases commence in 2020.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of December 31, 2018
(dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring	Leased Sq. Ft. Expiring (1)	% of Leased Sq. Ft. Expiring	Cumulative % of Leased Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring

2019	44	484	10.0%	10.0%	$17,459	11.4%	11.4%
2020	27	115	2.4%	12.4%	5,047	3.3%	14.7%
2021	35	251	5.2%	17.6%	10,068	6.6%	21.3%
2022	28	360	7.5%	25.1%	14,943	9.8%	31.1%
2023	29	374	7.7%	32.8%	14,315	9.4%	40.5%
2024	20	303	6.2%	39.0%	10,124	6.6%	47.1%
2025	9	162	3.3%	42.3%	5,877	3.8%	50.9%
2026	9	128	2.6%	44.9%	4,743	3.1%	54.0%
2027	9	206	4.2%	49.1%	7,866	5.1%	59.1%
2028	9	229	4.7%	53.8%	7,985	5.2%	64.3%
Thereafter	24	2,243	46.2%	100.0%	54,548	35.7%	100.0%
Total	243	4,855	100.0%		$152,975	100.0%
Weighted average remaining
lease term (in years)		8.4			8.0

(1)
Square footage as of December 31, 2018 includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants. The year expiring corresponds to the latest-expiring signed lease for a given suite. Thus, backfilled suites expire in the year stipulated by the new lease.

(2)	Excludes the Annualized Rental Revenue of space that is leased but not commenced.

DISPOSED PROPERTY DETAIL (1)
(dollars in thousands)

	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	1600 Market Street	Philadelphia	PA	1	825,968	84.7%	$19,219	$138,130	$76,066	1998	1983

2	600 West Chicago Avenue	Chicago	IL	2	1,561,477	99.2%	53,193	401,062	343,111	2011	2001
3	5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	248,493	100.0%	7,601	63,610	52,323	2010	2007
Total Q1 2018 Dispositions				4	2,635,938	94.7%	$80,013	$602,802	$471,500	2007	1996

4	1601 Dry Creek Drive	Longmont	CO	1	552,865	100.0%	$9,115	$35,479	$24,786	2004	1982
Total Q2 2018 Dispositions				1	552,865	100.0%	$9,115	$35,479	$24,786	2004	1982

5	777 East Eisenhower Parkway	Ann Arbor	MI	1	290,530	39.8%	$2,989	$27,969	$21,652	2010	2006
6	8750 Bryn Mawr Avenue	Chicago	IL	2	636,078	95.5%	17,041	111,243	91,873	2010	2005
Total Q3 2018 Dispositions				3	926,608	78.0%	$20,030	$139,212	$113,525	2010	2005

7	97 Newberry Road	East Windsor	CT	1	289,386	100.0%	$1,923	$11,403	$7,741	2006	1989
Total Q4 2018 Dispositions				1	289,386	100.0%	$1,923	$11,403	$7,741	2006	1989

Total Disposed Year-to-Date				9	4,404,797	92.2%	$111,081	$788,896	$617,552	2007	1996

(1)	Statistics for disposed properties are presented as of the quarter-ended preceding each sale.
(2)	Weighted based on square feet.

COMMON & POTENTIAL COMMON SHARES
(share amounts in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
Weighted Average Share Calculation - GAAP EPS	2018	2017	2018	2017

Weighted average common shares outstanding - basic (1)	121,749	124,293	122,314	124,125
Weighted average dilutive RSUs and LTIP Units(2)	1,627	—	1,071	1,004
Weighted average common shares outstanding - diluted (1)	123,376	124,293	123,385	125,129

	Three Months Ended		Year Ended
	December 31,		December 31,
Weighted Average Share and Unit Calculation - FFO and Normalized FFO per share and unit	2018	2017	2018	2017
Weighted average EQC common shares outstanding(1)	121,749	124,293	122,314	124,125
Weighted average Operating Partnership Units outstanding (3)	3	—	1	—
Weighted average time-based LTIP Units (2)(3)	42	43	43	38
Weighted average common shares and units outstanding - basic (1)	121,794	124,336	122,358	124,163
Weighted average dilutive RSUs and market-based LTIP Units (2)	1,627	596	1,071	966
Weighted average common shares and units outstanding - diluted (1)	123,421	124,932	123,429	125,129

Rollforward of Share Count to December 31, 2018	Series D Preferred Shares	EQC Common Shares(4)
Outstanding on December 31, 2017	4,915	124,218
Repurchase of common shares	—	(2,970)
Issuance of restricted shares and shares earned from RSUs, net(5)	—	324
Outstanding on December 31, 2018	4,915	121,572
Common shares issuable from RSUs and LTIP Units as measured on December 31, 2018(2)		1,809
Potential common shares as measured on December 31, 2018 (6)		123,381

(1)
Weighted average common shares outstanding for the three months and year ended December 31, 2018 includes 203 and 308 unvested, earned RSUs, respectively. Weighted average common shares outstanding for the three months and year ended December 31, 2017 includes 133 and 33 unvested, earned RSUs, respectively.

(2)	We have granted RSUs and LTIP Units to certain employees, officers, and trustees. RSUs and LTIP Units contain service and market-based vesting components.
(3)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic include time-based LTIP Units and Operating Partnership Units that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only).

(4)	EQC common shares include unvested restricted shares and unvested earned RSUs.
(5)	This amount is net of forfeitures and shares surrendered to satisfy statutory tax witholding obligations.
(6)	Potential common shares as measured on December 31, 2018, exclude 4,915 series D preferred shares outstanding that were convertible into 2,563 common shares.

DEFINITIONS

Annualized Rental Revenue
Annualized Rental Revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of December 31, 2018, plus estimated recurring expense reimbursements; excludes lease value amortization, straight line rent adjustments, abated (“free”) rent periods and parking revenue. We calculate annualized rental revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. The annualized rental revenue of disposed properties is presented for the quarter-ended preceding each disposition.
Annualized rental revenue is a forward-looking non-GAAP measure. Annualized rental revenue cannot be reconciled to a comparable GAAP measure without unreasonable efforts, primarily due to the fact that it is calculated from the billings of tenants in the most recent month at the most recent rental rates during the quarter reported, whereas historical GAAP measures include billings from a potentially different group of tenants over multiple months at potentially different rental rates.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets.
Consolidated Income Available for Debt Service
Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and certain items that we view as nonrecurring or impacting comparability from period to period, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), EBITDAre, and Adjusted EBITDAre
We calculate EBITDA as net income (loss) excluding interest expense, income tax expense, and depreciation and amortization.
We calculate EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). NAREIT defines EBITDAre as net income (loss), calculated in accordance with GAAP, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Our calculation of Adjusted EBITDAre differs from our calculations of EBITDA and EBITDAre because we exclude certain items that we view as nonrecurring or impacting comparability from period to period. EBITDA, EBITDAre, and Adjusted EBITDAre are supplemental non-GAAP financial measures.
We consider EBITDA, EBITDAre and Adjusted EBITDAre to be appropriate measures of our operating performance, along with net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) and cash flow from operating activities. We believe that EBITDA, EBITDAre, and Adjusted EBITDAre provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA, EBITDAre, and Adjusted EBITDAre may facilitate a comparison of current operating performance with our past operating performance. EBITDA, EBITDAre and Adjusted EBITDAre do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do.
Annualized Adjusted EBITDAre
Annualized Adjusted EBITDAre is Adjusted EBITDAre for the three months ended December 31, 2018 multiplied by four.
Enterprise Value
Enterprise value is net debt plus the market value of our preferred shares plus the market value of our common shares.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by NAREIT. NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate, and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from NAREIT’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  FFO and Normalized FFO are supplemental non-GAAP financial measures. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) and cash flow from operating activities.

DEFINITIONS

We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
Leasing costs include leasing commissions (LCs) and related legal expenses.
LTIP Units
LTIP Units are a class of beneficial interests in EQC Operating Trust (the Operating Trust) that may be issued to employees, officers, or trustees of the Operating Trust, EQC, or their subsidiaries.
Net Debt
Net debt is total debt minus cash and cash equivalents.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI, and Same Property Cash Basis NOI
NOI is income from our real estate including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. Cash Basis NOI is NOI excluding the effects of straight line rent adjustments, lease value amortization, and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from October 1, 2017 through December 31, 2018. The year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2017 through December 31, 2018. Land parcels and properties classified as held for sale within our condensed consolidated balance sheets are excluded from the same property versions of these measures.
We consider these supplemental non-GAAP financial measures to be appropriate supplemental measures to net income (loss) because they help to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Cash Basis NOI is among the factors considered with respect to acquisition, disposition and financing decisions. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, operating income (loss) or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations, and impairment write-downs, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Operating Partnership Units
Operating Partnership Units are beneficial interests in the Operating Trust.
Percentage Commenced
Percentage commenced includes space subject to leases that have commenced, whether or not the tenant is in a free rent period.

DEFINITIONS

Percentage Leased
Percentage leased includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but not occupied or is being offered for sublease by tenants.
Same Properties
Our quarter-to-date same property portfolio is comprised of those properties continuously owned from October 1, 2017 through December 31, 2018. Our year-to-date same property portfolio is comprised of those properties continuously owned from January 1, 2017 through December 31, 2018. Land parcels and properties classified as held for sale within our condensed consolidated balance sheets are excluded.
Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.
Total Debt
Total debt is the aggregate balance of the following line items on our condensed consolidated balance sheets: senior unsecured debt, net, and mortgage notes payable, net.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, and impairment write-downs, if any.